EXHIBIT 10.1
                                                               ------------

                                                             EXECUTION COPY


                  THIRD AMENDMENT TO THE CREDIT AGREEMENT


          THIRD AMENDMENT, dated as of August 17, 2001 (this "Third Amendment"), to the Credit Agreement, dated as of July 23, 1997 (as amended, supplemented, or otherwise modified from time to time, the "Credit Agreement"), among GENERAL SEMICONDUCTOR, INC., a Delaware corporation (the "Company"), the several lenders from time to time parties thereto (the "Banks"), THE CHASE MANHATTAN BANK, a New York banking corporation, as administrative agent for the Banks (in such capacity, the "Administrative Agent"), and the financial institutions named therein as co-agents for the Banks (in such capacity, collectively, the "Co-Agents"; each, individually, a "Co-Agent").

                            W I T N E S S E T H:
                            - - - - - - - - - -

          WHEREAS, the Company, the Banks, the Administrative Agent and the Co-Agents are parties to the Credit Agreement;

          WHEREAS, the Company has requested that the Banks amend the Credit Agreement as set forth herein;

          WHEREAS, the Banks, the Administrative Agent and the Co-Agents are willing to agree to such amendment to the Credit Agreement, subject to the terms and conditions set forth herein;

          NOW, THEREFORE, in consideration of the premises and mutual covenants contained herein, the Company, the Banks, the Administrative Agent and the Co-Agents hereby agree as follows:

          1. Defined Terms. Unless otherwise defined herein, capitalized terms which are defined in the Credit Agreement are used herein as therein defined.

          2. Amendments to Credit Agreement. (a) Subsection 1.1 of the Credit Agreement is hereby amended by deleting the definition of "Applicable Margin" and substituting therefor the following:

          "Applicable Margin": for each Eurodollar Loan, each ABR Loan, the Facility Fee and the Standby L/C fees, the following rates per annum:

          Eurodollar Loan      ABR Loan             Facility
          Applicable Margin    Applicable Margin    Fee        Standby L/C Fee
          -----------------    -----------------    --------   ---------------
               200.0                100.0             50.0         200.00

          (b) The definition of "Consolidated EBITDA" in subsection 1.1 of the Credit Agreement is hereby amended by (i) amending the phrase "and (f)" appearing therein to read ", (f)" and (ii) inserting the following at the end thereof:

          , (g) of the Company's restructuring and other charges in an aggregate amount not to exceed $12,900,000 for the fiscal quarters ended March 31, 2001 and in an aggregate amount not to exceed $60,000,000 for the fiscal quarters ending September 30, 2001 and December 31, 2001 (taken as one period), in each case to the extent such charges reduce Consolidated Net Income for such period and (h) of up to $3,000,000 in the aggregate of charges incurred in connection with the proposed acquisition of the Company by Vishay Intertechnology, Inc. for the fiscal quarters in which such charges are taken, to the extent such charges reduce Consolidated Net Income for such period

          (c) Subsection 6.2(b) of the Credit Agreement is hereby amended by deleting clause (iii) therefrom and substituting therefor the phrase "(iii) [INTENTIONALLY OMITTED]."

          (d) Subsection 7.15 of the Credit Agreement is hereby amended by adding the following at the end thereof:

          Notwithstanding the foregoing the Company and its Subsidiaries may not make or commit to make any such expenditures exceeding $50,000,000 in the aggregate in 2001 and $30,000,000 in the aggregate in 2002.

          (e) Subsection 7.20 of the Credit Agreement is hereby amended by deleting paragraphs (b) and (c) therefrom and substituting therefor the following:

               (b) Maintenance of Leverage Ratio. Permit, as of the last day of any fiscal quarter occurring during any period set forth below, the Leverage Ratio to be greater than the ratio set forth opposite such period:

                        Period                           Ratio
                        ------                           -----

          July 1, 2001 - September 30, 2001             4.25:1.0
          October 1, 2001 - December 31, 2001           5.75:1.0
          January 1, 2002 - March 31, 2002              5.50:1.0
          April 1, 2002 - June 30, 2002                 5.00:1.0
          July 1, 2002 -  September 30, 2002            4.25:1.0
          October 1, 2002 and thereafter                4:00:1.0

               (c) Maintenance of Senior Leverage Ratio. Permit, as of the last day of any fiscal quarter occuring during any period set forth below, the Senior Leverage Ratio to be greater than the ratio set forth opposite such period:

                        Period                           Ratio
                        ------                           -----

          July 1, 2001 - September 30, 2001             2.00:1.0
          October 1, 2001 - March 31, 2002              2.25:1.0
          April 1, 2002 and thereafter                  2.00:1.0

          3. Reduction of Revolving Credit Commitments. The aggregate Revolving Credit Commitments shall automatically and irrevocably be reduced to $175,000,000 on the Effective Date.

          4. Representations and Warranties. The Company hereby confirms, reaffirms and restates the representations and warranties set forth in
Section 4 of the Credit Agreement. The Company represents and warrants that, after giving effect to this Third Amendment, no Default or Event of Default has occurred and is continuing.

          5. Effectiveness. Upon receipt by the Administrative Agent of counterparts of this Third Amendment duly executed by the Company and the Required Banks, this Third Amendment shall become effective as of the date (the "Effective Date") of receipt by the Administrative Agent of such counterparts. The Applicable Margin on and after the Effective Date shall be recalculated to give effect to the amendment to the Credit Agreement set forth in Section 2(a) above.

          6. Amendment Fee. The Company will pay to the Administrative Agent, for the account of each Lender which executes and returns this Third Amendment to the Administrative Agent on or prior to the Effective Date, an amendment fee equal to 0.25% of the Revolving Credit Commitment (after giving effect to the reduction thereof pursuant to Section 3 above) of such Lender in effect on the Effective Date, such fee to be payable on the Effective Date.

          7. Continuing Effect of the Credit Agreement. This Third Amendment shall not constitute an amendment of any other provision of the Credit Agreement not expressly referred to herein and shall not be construed as a waiver or consent to any further or future action on the part of the Company that would require a waiver or consent of the Banks, the Administrative Agent or the Co-Agents. Except as expressly amended hereby, the provisions of the Credit Agreement are and shall remain in full force and effect.

          8. Counterparts. This Third Amendment may be executed by the parties hereto in any number of separate counterparts (including telecopied counterparts), each of which shall be deemed to be an original, and all of which taken together shall be deemed to constitute one and the same instrument.

          9. GOVERNING LAW. THIS THIRD AMENDMENT SHALL BE GOVERNED BY, AND CONSTRUED AND INTERPRETED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF NEW YORK.

          IN WITNESS WHEREOF, the parties hereto have caused this Third Amendment to be duly executed and delivered in New York, New York by their respective proper and duly authorized officers as of the day and year first above written.


                                   GENERAL SEMICONDUCTOR, INC.

                                   By: /s/ Harry Jakubowitz
                                      -------------------------------------
                                      Title:  Vice President Taxes and
                                              Treasurer


                                   THE CHASE MANHATTAN BANK, as
                                    Administrative Agent, as a Co-Agent
                                    and as a Bank

                                   By: /s/ Bob Krasnow
                                      -------------------------------------
                                      Title:  Vice President


                                   BANK OF AMERICA NATIONAL TRUST AND
                                    SAVINGS ASSOCIATION, as a Co-Agent and
                                    as a Bank

                                   By: /s/ Sugeet Manchanda
                                      -------------------------------------
                                      Title:  Principal


                                   BANK OF MONTREAL, as a Co-Agent and as
                                    a Bank

                                   By: /s/ Bruce Pietka
                                      -------------------------------------
                                      Title:  Director


                                   THE BANK OF NOVA SCOTIA, as a Co-Agent
                                    and as a Bank

                                   By: /s/ Melvin J. Mandelbaum
                                      -------------------------------------
                                      Title:  Managing Director


                                   CIBC INC., as a Co-Agent and as a Bank

                                   By: /s/ Paul J. Chakmak
                                      -------------------------------------
                                      Title:  Managing Director
                                              CIBC World Markets Corp.,
                                              AS AGENT

                                   CREDIT LYONNAIS NEW YORK BRANCH, as
                                    a Co-Agent and as a Bank

                                   By: /s/ Scott R. Chappelka
                                      -------------------------------------
                                      Title:  Vice President


                                   FLEET NATIONAL BANK, as a Co-Agent and
                                    as a Bank

                                   By: /s/ George Nicholson
                                      -------------------------------------
                                      Title:  Vice President


                                   WACHOVIA BANK, N.A., as a Co-Agent and
                                    as a Bank

                                   By: /s/ Jennifer Norris
                                      -------------------------------------
                                      Title:  AVP


                                   THE BANK OF NEW YORK

                                   By: /s/ Roger A. Grossman
                                      -------------------------------------
                                      Title:  Vice President


                                   BANK OF TOKYO-MITSUBISHI TRUST COMPANY

                                   By: /s/ P. Donnelly
                                      -------------------------------------
                                      Title:  Vice President

                                   BANKBOSTON, N.A.

                                   By:
                                      -------------------------------------
                                      Title:


                                   BANQUE NATIONALE DE PARIS


                                   By: /s/ Shaya P. March
                                      -------------------------------------
                                      Title:  Vice President


                                   PARIBAS

                                   By: /s/ Stephanie Rogers
                                      -------------------------------------
                                      Title:  Vice President


                                   CREDIT AGRICOLE INDOSUEZ

                                   By: /s/ Paul A. Dytrych
                                      -------------------------------------
                                      Title:  Vice President, Senior
                                              Relationship Manager

                                   By: /s/ Charles Hiatt
                                      -------------------------------------
                                      Title:  Vice President, Manager


                                   THE LONG-TERM CREDIT BANK OF JAPAN, LTD.

                                   By:
                                      -------------------------------------
                                      Title:

                                   THE SANWA BANK LIMITED, CHICAGO BRANCH

                                   By: /s/ Jean-Michel Fatovic
                                      -------------------------------------
                                      Title:  Vice President


                                    SOCIETE GENERALE, NEW YORK BRANCH

                                   By: /s/ Jay Sands
                                      -------------------------------------
                                      Title:  Managing Director

                                   THE SUMITOMO BANK, LTD., CHICAGO BRANCH

                                   By: /s/ Azar Shakeri
                                      -------------------------------------
                                      Title:  Vice President and Manager